SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                Current Report Pursuant To Section 13 or 15(d) Of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 10, 1998



                        ADVANTICA RESTAURANT GROUP, INC.
             (Exact Name of registrant as specified in its charter)


DELAWARE                          0-18051                   13-3487402
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
 of incorporation)                                           Identification No.)

203 East Main Street, Spartanburg, SC                       29319-9966
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:         (864) 597-8000

Former name or former address, if changed since last report:


                ------------------------------------------------

Item 2    Acquisition or Disposition of Assets

On June 10, 1998, the Registrant completed the sale of all the capital stock of Quincy's Restaurants, Inc. ("Quincy's"), the wholly-owned subsidiary which operates the Registrant's Quincy's Family Steakhouse Division, to Buckley Acquisition Corporation ("BAC") for $84.7 million (subject to adjustment), which includes the assumption by BAC of $4.2 million of debt.

For certain pro forma financial information concerning the transaction, see Item 7, below. Such pro forma information for the year ended December 31, 1997 and the one week ended January 7, 1998 also gives effect to the consummation of the Registrant's Amended Joint Plan of Reorganization dated as of November 7, 1997 (the "Plan of Reorganization") (as further described therein) which was confirmed on November 12, 1997 and became effective on January 7, 1998 and for the year ended December 31, 1997 gives effect to the disposition of Flagstar Enterprises, Inc. ("FEI") which was consummated on April 1, 1998.


Item 7.  Financial Statements and Exhibits
(b)  Pro Forma Financial Information.

     The following pro forma financial information is included herein:


                                                                 Page
                                                                 Number
                                                                 in Filing
                                                                 ---------
      (i)   Pro Forma Condensed Consolidated Balance Sheets           5
            (Unaudited) as of April 1, 1998 and

      (ii)  Pro Forma Condensed Statements of Consolidated            7
            Operations (Unaudited) for the Year Ended
            December 31, 1997, the One Week Ended January 7,
            1998 and the Twelve Weeks Ended April 1, 1998.

(c)   Exhibits

Listed below are all Exhibits filed as a part of this current report.
Exhibit Number                               Description
--------------                               -----------
    99.1 Stock Purchase Agreement By and Among Buckley Acquisition Corporation, Spartan Holdings, Inc., and Advantica Restaurant Group, Inc. dated as of May 13, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Advantica Restaurant Group, Inc.



                          By:   /s/ Rhonda J. Parish
                              -----------------------------------------
                          Name: Rhonda J. Parish
                          Title: Executive Vice President, General Counsel
                                 and Secretary

Date: June 24, 1998

                        PRO FORMA FINANCIAL STATEMENTS



The unaudited pro forma condensed consolidated balance sheets and unaudited pro forma condensed statements of consolidated operations presented on the following pages are based upon the historical results of operations of the Registrant for the year ended December 31, 1997 and the one week ended January 7, 1998 ("Predecessor Company") and the historical financial position and results of operations of the Registrant as of and for the twelve weeks ended April 1, 1998 ("Successor Company"). The pro forma adjustments made to the historical results of operations (based on the assumptions set forth below) give effect to the disposition of Quincy's, the consummation of the Plan of Reorganization and the disposition of FEI as if such dispositions and the entire series of Plan of Reorganization transactions had occurred on January 1, 1997. The series of transactions associated with the Plan of Reorganization include (i) the merger of Flagstar Corporation ("Flagstar") and Flagstar Companies, Inc. ("FCI") (the Registrant's predecessor) into a single corporate entity; (ii) the issuance of 38,200,000 shares of $.01 par value common stock of the Registrant (the "Common Stock") to holders of Flagstar's 11.25% Senior Subordinated Debentures due 2004 and 11 3/8% Senior Subordinated Debentures due 2003 (collectively, the "Senior Subordinated Debentures"); (iii) the issuance of 1,800,000 shares of Common Stock to holders of Flagstar's 10% Convertible Junior Subordinated Debentures due 2014 (the "10% Convertible Debentures"); (iv) the issuance of new warrants expiring January 7, 2005 that entitle the holders thereof to purchase in the aggregate 4 million shares of Common Stock at an exercise price of $14.60 per share (the "Warrants") to holders of the 10% Convertible Debentures; (v) the issuance of the Registrant's 11 1/4% Senior Notes due 2008 (the "New Senior Notes") to holders of Flagstar's 10 7/8% Senior Notes due 2002 and 10 3/4% Senior Notes due 2001 (collectively, the "Old Senior Notes"); and (vi) the cancellation of FCI's $2.25 Series A Cumulative Convertible Exchangeable Preferred Stock (the "Old Preferred Stock") and FCI's $.50 par value common stock (the "Old Common Stock"). In addition, since the Plan of Reorganization was effectuated under Chapter 11 of the Bankruptcy Code, the provisions of Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"), which require the application of fresh start reporting, have been reflected in the pro forma condensed statements of consolidated operations as if the reorganization had occurred on January 1, 1997. The disposition of FEI included the (i) sale to CKE Restaurants, Inc. ("CKE") of the stock of FEI, the wholly-owned subsidiary which operated the Registrant's Hardee's restaurants under licenses from Hardee's Food Systems, Inc. ("HFS"), a wholly-owned subsidiary of CKE, for $427 million, which included the assumption by CKE of $46 million of debt; and (ii) the use of $173.1 million of the proceeds (together with $28.6 million already on deposit with respect to certain Mortgage Financings as defined below) to in-substance defease the 10.25% Guaranteed Secured Bonds due 2000 (the "Mortgage Financings") of Spardee's Realty, Inc., a wholly-owned subsidiary of FEI, and Quincy's Realty, Inc., a wholly-owned subsidiary of Quincy's. Such collateral was replaced through the purchase of a portfolio of United States Government and AAA rated investment securities which were deposited with the collateral agent with respect to such Mortgage Financings to satisfy principal and interest payments under such Mortgage Financings through the stated maturity date in the year 2000. The unaudited pro forma condensed consolidated balance sheets as of April 1, 1998 presented below are based upon the historical balance sheet as of April 1, 1998 and include pro forma adjustments as if the disposition of Quincy's had been completed on that date. The pro forma condensed statements of consolidated operations and pro forma condensed consolidated balance sheets are unaudited and were derived by adjusting the historical financial statements of the Registrant for certain transactions as described in the respective notes thereto. THESE PRO FORMA FINANCIAL STATEMENTS ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE FINANCIAL CONDITIONS OR RESULTS OF OPERATIONS OF THE COMPANY HAD THE TRANSACTIONS DESCRIBED THEREIN BEEN CONSUMMATED ON THE RESPECTIVE DATES INDICATED AND ARE NOT INTENDED TO BE PREDICTIVE OF THE FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF THE COMPANY AT ANY FUTURE DATE OR FOR ANY FUTURE PERIOD.

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                               December 31, 1997

                                  (Unaudited)





                                              Successor Company
                                                April 1, 1998
                                     ------------------------------------------
                                                           Adjustments
                                                               for
                                        Historical   Disposition of Quincy's(1)
(In thousands)                       --------------- --------------------------
Assets
Current Assets:
 Cash and cash equivalents .........  $  228,262            $ 80,337
 Net assets held for sale ..........      33,766             (33,766)
 Other .............................      52,780              (2,499)
 Restricted investments
   securing in-substance
   defeased debt ...................      17,099
                                      ----------            ---------
                                         331,907              44,072
                                      ----------            ---------
Property -- net ....................     769,422             (24,278)
                                      ----------
Other Assets:
 Reorganization value in
   excess of amounts
   allocable to identifiable
   assets ..........................     723,379             (37,285)
 Other intangible assets, net ......     232,487
 Other .............................      56,499                 (24)
 Restricted investments
   securing in-substance
   defeased debt ...................     184,614
                                      ----------            ---------
                                       1,196,979             (37,309)
                                      ----------            ---------
                                      $2,298,308            $(17,515)
                                      ==========            =========
Liabilities
Current Liabilities
 Current maturities of notes
   and debentures ..................  $   23,314
 Current maturities of capital
   lease obligations ...............      19,347                (198)
 Current maturities of
   in-substance defeased debt.......      12,548
 Other current liabilities .........     379,659             (11,417)
                                      ----------            ---------
                                         434,868             (11,615)
                                      ----------            ---------
Long-Term Liabilities:
 Notes and debentures, less
   current maturities ..............     982,217
 Capital lease obligations, less
   current maturities ..............      83,453              (4,002)
 In-substance defeased debt,
   less current maturities .........     186,389
 Other non-current liabilities .....     237,134              (1,898)
                                      ----------            ---------
                                       1,489,193              (5,900)
                                      ----------            ---------
 Total liabilities .................   1,924,061             (17,515)
                                      ----------            ---------



Shareholders' Equity:
 Capital stock .....................         400
 Paid-In capital ...................     416,927
 Deficit ...........................     (43,080)
                                      ----------            ---------
                                         374,247
                                      ----------            ---------
                                      $2,298,308            $(17,515)
                                      ==========            =========

                                        Successor Company
                                           April 1, 1998
                                     ------------------------
                                               After
                                            Disposition
(In thousands)                       -----------------------
Assets
Current Assets:
 Cash and cash equivalents .........       $  308,599
 Net assets held for sale ..........               --
 Other .............................           50,281
 Restricted investments
   securing in-substance
   defeased debt ...................           17,099
                                           ----------
                                              375,979
                                           ----------
Property -- net ....................          745,144
                                           ----------
Other Assets:
Reorganization value in
   excess of amounts
   allocable to identifiable
   assets ..........................          686,094
 Other intangible assets, net ......          232,487
 Other .............................           56,475
 Restricted investments
   securing in-substance
   defeased debt ...................          184,614
                                           ----------
                                            1,159,670
                                           ----------
                                           $2,280,793
                                           ==========
Liabilities
Current Liabilities
 Current maturities of notes
   and debentures ..................           23,314
 Current maturities of capital
   lease obligations ...............           19,149
 Current maturities of
   in-substance defeased debt.......           12,548
 Other current liabilities .........          368,242
                                           ----------
                                              423,253
                                           ----------
Long-Term Liabilities:
 Notes and debentures, less
   current maturities ..............          982,217
 Capital lease obligations, less
   current maturities ..............           79,451
 In-substance defeased debt,
   less current maturities .........          186,389
 Other non-current liabilities .....          235,236
                                           ----------
                                            1,483,293
                                           ----------
 Total liabilities .................        1,906,546
                                           ----------

Shareholders' Equity:
 Capital stock .....................              400
 Paid-In capital ...................          416,927
 Deficit ...........................          (43,080)
                                           ----------
                                              374,247
                                           ----------
                                           $2,280,793
                                           ==========




         See notes to pro forma condensed consolidated balance sheets.

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

Adjustments for Disposition of Quincy's

     As further described elsewhere in this Form 8-K, on June 10, 1998 the Registrant consummated the sale of stock of Quincy's, a wholly-owned subsidiary which operates the Registrant's Quincy's Family Steakhouse Division. The Registrant received $80.5 million in cash (subject to adjustment as outlined in such definitive stock purchase agreement) in exchange for all of the outstanding stock of Quincy's. In addition, the purchaser assumed $4.2 million of capital leases.

     (1) To reflect the disposition of Quincy's, including the receipt of cash proceeds of $80.5 million and the incurrence of $8.0 million of estimated transaction costs.

           PRO FORMA CONDENSED STATEMENTS OF CONSOLIDATED OPERATIONS
                                  (Unaudited)





                                                       Predecessor Company
                                                    Year ended December 31, 1997
                                                             Pro Forma
                                                 ----------------------------------
                                                                    Adjustments
                                                                        for
($ in thousands, except per share amounts)         Historical      Reorganization
------------------------------------------------ -------------- -------------------
 Operating revenue .............................   $2,609,456
 Operating expenses ............................    2,479,028
                                                   ----------               --
 Operating income ..............................      130,428
                                                   ----------
 Other charges:
  Interest and debt expense, net ...............      226,388       $  (48,984)(a)
  Other, net ...................................        5,648
                                                   ----------
                                                      232,036          (48,984)
                                                   ----------       ----------
 Income (loss) before reorganization
  expenses and taxes ...........................     (101,608)          48,984
 Reorganization expenses .......................       31,073          (31,073)(b)
                                                   ----------       ----------
 Income (loss) before income taxes .............     (132,681)          80,057
 Provision for (benefit from) income taxes .....        1,769
                                                   ----------       ----------
 Net (loss) income .............................   $ (134,450)      $   80,057
                                                   ==========       ==========
 Basic and diluted loss per share applicable
  to common shareholders .......................   $    (3.50)
                                                   ==========
 Average outstanding and equivalent
  common shares ................................       42,434
                                                   ==========




                                                                              Predecessor Company
                                                                          Year ended December 31, 1997
                                                                                   Pro Forma
                                       --------------------------------------------------------------------------------------------
                                                                                        After                            After
                                       Adjustments        After       Adjustments  Reorganization,     Adjustments   Reorganization,
                                           for        Reorganization      for        Fresh Start           for          Fresh Start
($ in thousands,                       Fresh Start   and Fresh Start  Disposition   Reporting and     Disposition of  Reporting and
except per share amounts)               Reporting       Reporting      of FEI (f) Disposition of FEI     Quincy's (g)  Dispositions
-------------------------------------- ----------------------------- ------------ ----------------   --------------  ---------------
 Operating revenue ...................                 $2,609,456     $ (546,268)    $2,063,188       $(233,603)      $1,829,585
 Operating expenses .................. $  161,587(c)    2,640,615       (516,901)     2,123,714        (261,339)       1,862,375
                                       ----------      ----------     ----------     ----------       ----------      ----------
 Operating income ....................   (161,587)        (31,159)       (29,367)       (60,526)         27,736          (32,790)
                                       ----------      ----------     ----------     ----------       ----------      ----------
 Other charges:
  Interest and debt expense, net .....    (12,430)(d)     164,974         (7,129)       157,845            (614)         157,231
  Other, net .........................                      5,648         (2,023)         3,625             594            4,219
                                                       ----------     ----------     ----------       ----------      ----------
                                          (12,430)        170,622         (9,152)       161,470             (20)         161,450
                                       ----------      ----------     ----------     ----------       ----------      ----------
 Income (loss) before reorganization
  expenses and taxes .................   (149,157)       (201,781)       (20,215)      (221,996)         27,756         (194,240)
 Reorganization expenses .............                         --
                                                       ----------
 Income (loss) before income taxes ...   (149,157)       (201,781)       (20,215)      (221,996)         27,756         (194,240)
 Provision for (benefit from) income
   taxes .............................         14 (e)       1,783            (40)         1,743              80            1,823
                                       ----------      ----------     ----------     ----------       ----------      ----------
 Net (loss) income ................... $ (149,171)     $ (203,564)    $  (20,175)    $ (223,739)      $  27,676       $ (196,063)
                                       ==========      ==========     ==========     ==========       ==========      ==========
 Basic and diluted loss per share
  applicable to common shareholders ..                 $    (5.09)                   $    (5.59)                      $    (4.90)
                                                       ==========                    ==========                       ==========
 Average outstanding and equivalent
  common shares ......................                     40,000                        40,000                           40,000
                                                       ==========                    ==========                       ==========


                                                                                    Predecessor Company
                                                                                Week Ended January 7, 1998
                                                     -------------------------------------------------------------------------------
                                                                                              Pro Forma
                                                                        ------------------------------------------------------------

                                                                                                                          After
                                                                            Adjustments           Adjustments        Reorganization
                                                                                for             for Fresh-Start      and Fresh Start
                                                        Historical        Reorganization           Reporting            Reporting
                                                     -----------------  --------------------   ------------------   ----------------
Operating revenue                                             $37,132                                                  $   37,132
Operating expenses                                             28,558                                3,099      (c)        31,657
                                                     -----------------  --------------------   ------------------   ----------------
Operating income                                                8,574                               (3,099)                 5,475
Other charges:
 Interest and debt expense, net                                 2,745           (939)      (a)        (238)     (d)         1,567
 Other, net                                                       (74)                                                        (74)
                                                     -----------------  --------------------   ------------------   ----------------
                                                                2,671           (939)                 (238)                 1,493
                                                     -----------------  --------------------   ------------------   ----------------
Income (loss) before reorganization
   expenses and taxes                                           5,903            939                (2,861)                 3,982
Reorganization expenses                                      (656,083)                             656,083      (b)
                                                     -----------------  --------------------   ------------------   ----------------
Income (loss) before income taxes                             661,986            939              (658,944)                 3,982
Provision (benefit) for income taxes                          (17,547)                              17,574      (e)            27
                                                     -----------------  --------------------   ------------------   ----------------
(Loss) income from continuing operations                      679,533            939              (676,518)                 3,955
                                                     =================  ====================   ==================   ================

Per share amounts applicable to common shareholders:
Basic income (loss) per share from
continuing operations                                          $16.01                                                       $0.10
                                                     =================                                              ================
Average outstanding and equivalent comon shares                42,434                                                      40,000
                                                     =================                                              ================

Diluted income (loss) per share from
continuing operations                                          $12.33                                                       $0.10
                                                     =================                                              ================
Average outstanding and equivalent comon shares                55,132                                                      40,000
                                                     =================                                              ================


                                                               Predecessor Company
                                                            Week Ended January 7, 1998
                                                        ----------------------------------------------------------------------------
                                                                   Pro Forma
                                                        ----------------------------------------------------------------------------
                                                                                  After
                                                                             Reorganization,
                                                           Adjustments         Fresh Start
                                                         for Disposition      Reporting and
                                                         of Quincy's (g)      Disposition
                                                         ----------------   ----------------
Operating revenue                                             (3,544)             33,588
Operating expenses                                            (3,830)             27,827
                                                         ----------------   ----------------
Operating income                                                 286               5,761
Other charges:
 Interest and debt expense, net                                  (27)              1,540
 Other, net                                                      (49)               (123)
                                                        ----------------   ----------------
                                                                 (76)              1,417
                                                        ----------------   ----------------
Income (loss) before reorganization
   expenses and taxes                                            362               4,344
Reorganization expenses
                                                         ----------------   ----------------
Income (loss) before income taxes                                362               4,344
Provision (benefit) for income taxes                                                  27
                                                         ----------------   ----------------
(Loss) income from continuing operations                         362               4,317


Per share amounts applicable to common shareholders:
Basic income (loss) per share from continuing operations                           $0.11
Average outstanding and equivalent comon shares                                   40,000
                                                                            ================

Diluted income (loss) per share from continuing operations                         $0.11
Average outstanding and equivalent comon shares                                   40,000
                                                                            ================



                                                            Successor Company
                                                     Twelve Weeks Ended April 1, 1998
                                                -----------------------------------------
                                                                       Pro Forma
                                                            -----------------------------
                                                              Adjustments
                                                            for Disposition      After
                                               Historical   of Quincy's (g)  Disposition
                                               ----------  ----------------  -----------
Operating revenue                               $436,709       ($46,169)      $390,540
Operating expenses                               450,258        (47,089)       403,169
                                               ----------  ----------------  -----------
Operating income                                 (13,549)           920        (12,629)
Other charges:
  Interest and debt expense, net                  28,269           (205)        28,064
  Other, net                                         762           (292)           470
                                               ----------  ----------------  -----------
                                                  29,031           (497)        28,534
                                               ----------  ----------------  -----------
Loss before income taxes                         (42,580)         1,417        (41,163)
Provision (benefit) for income taxes                 500            (16)           484
                                               ----------  ----------------  -----------
Net (loss) income                               ($43,080)       $ 1,433        (41,647)
                                               ==========  ================  ===========

Basic and diluted loss per share applicable to
  common shareholders                             ($1.08)                       ($1.04)
                                               ==========                    ===========
Average outstanding and equivalent shares         40,000                        40,000
                                               ==========                    ===========

      NOTES TO PRO FORMA CONDENSED STATEMENTS OF CONSOLIDATED OPERATIONS


Adjustments for Reorganization


(a) The following table details the net adjustment to interest expense related to the consummation of the Plan of Reorganization:



                                                                                                    One Week
                                                                               Year Ended            Ended
($ in thousands)                                                            December 31, 1997   January 7, 1998
-------------------------------------------------------------------------- ------------------   ---------------
         Elimination of amortization of deferred financing cost on debt
          securities retired .............................................     $  (1,903)               (36)
         Elimination of interest on debt securities retired ..............       (55,476)            (1,064)
         Amortization of deferred financing cost of the new credit
            facility .....................................................         1,400                 27
         Increase in interest expense due to exchange of Old Senior Notes          6,995                134
                                                                               ---------        ---------------
         Net adjustment to interest expense ..............................     $ (48,984)         $    (939)
                                                                               =========        ===============


---------

(b) To remove the impact of reorganization expenses which would not be reflected in the post-reorganization statement of operations.


Adjustments for Fresh Start Reporting


(c) To reflect, for the year ended December 31, 1997 and the one week ended January 7, 1998; the removal of the amortization of goodwill of $5.1 million and $0.1 million, respectively; the estimated increase in amortization of $11.4 million and $0.1 million, respectively as a result of the revaluation of other intangible assets to fair value; the estimated increase in depreciation expense of $9.4 million and $0.1 million, respectively as a result of the revaluation of property to estimated fair value; and the addition of the amortization of reorganization value in excess of amounts allocable to identifiable assets, assuming a 5-year life, of $145.9 million and $2.8 million, respectively.

(d) To record, for the year ended December 31, 1997 and the one week ended January 7, 1998, the estimated impact on interest expense of the amortization of the premium on long-term debt of $12.4 million and $0.2 million, respectively.

(e) To record the estimated income tax effects of fresh start reporting.




Adjustments for Disposition of FEI


(f) To remove the results of operations of FEI for the year ended December 31, 1997.



Adjustments for Disposition of Quincy's


(g) To remove the results of operations of Quincy's and reflect the decrease in amortization of reorganization value due to the disposition of Quincy's for the year ended December 31, 1997, the one week ended January 7, 1998 and the twelve weeks ended April 1, 1998.



                                       8